Third Quarter 2013 Conference Call Presentation NYSE MKT: ADK AdCare Health Systems, Inc. “Setting the Standard for Senior Care” ® Exhibit 99.2

The Finest in Senior Living Management NYSE MKT: ADK Forward-Looking Statements Any forward-looking statements made in this presentation are based on management's current expectations, assumptions and beliefs about the Company’s business and the environment in which AdCare operates. These statements are subject to risks and uncertainties that could cause the Company’s actual results to materially differ from those expressed or implied on the call. Readers should not place undue reliance on forward-looking statements and are encouraged to review the Company’s SEC filings for more complete discussion of factors that could impact the Company’s results. Except as required by federal securities laws, AdCare does not undertake to publicly update or revise any forward-looking statements, where changes arise as a result of new information, future events, changing circumstances or for any other reason. In addition, any AdCare facility or business the Company may mention today is operated by a separate independent operating subsidiary that has its own management, employees and assets. References to the consolidated company and its assets and activities, as well as the use of terms like “we,” “us,” “our” and similar verbiage are not meant to imply that AdCare Health Systems, Inc. has direct operating assets, employees or revenue or that any of the operations are operated by the same entity. Also, the Company supplements its GAAP reporting with non-GAAP metrics, such as Adjusted EBITDA and EBITDAR. When viewed together with the Company’s GAAP results, these measures can provide a more complete understanding of its business. They should not be relied upon to the exclusion of GAAP financial measures. A reconciliation of these measures to GAAP is available in the Company’s latest earning release. This presentation is copyright 2013 by AdCare Health Systems, Inc. 2

The Finest in Senior Living Management NYSE MKT: ADK Agenda Strategic & Operational Update Q3 & YTD 2013 Financial Detail Business Update 3

The Finest in Senior Living Management NYSE MKT: ADK Strategic Update 4 New Chief Financial Officer New VP, Controller & Chief Accounting Officer Reconstituted finance group Significantly improved systems Timely and up-to-date SEC filings New SVP Strategy and Development New position: tasked to grow census and skilled mix

The Finest in Senior Living Management NYSE MKT: ADK Operational Results (period ended September 30, 2013) Adjusted EBITDAR1 from continuing operations: $5.4M in Q3 2013 vs. $5.0M in Q3 2012 $5.4M in Q3 2013 vs. $4.7M in Q2 2013 4th consecutive sequential quarter of EBITDAR improvement Quarter over quarter revenue growth $55.9M, up 5% from $53.2M in 2012 Streamlined corporate functions and cost initiative savings On track to reduce expense run-rate $1M annually Reduction in expenses Fixed price agreements executed in Q3 projected to reduce op expense by $400K annually 5 1) Adjusted EBITDAR from continuing operations is a non-GAAP term; please refer to definition and a reconciliation of adjusted EBITDA to GAAP measures in AdCare’s latest earning release. 42.0 46.9 53.2 53.5 56.2 56.4 55.9 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 EBITDAR REVENUE 3.5 4.7 6.3 5.0 2.5 3.9 5.4

The Finest in Senior Living Management NYSE MKT: ADK Q3 2013 Statement of Operations Summary 6 Consolidated Income Statement ($ in Millions except Percentages, Shares & EPS) Q3 2013 9/30/2013 Q3 2012 9/30/2012 Revenues $55.9 $53.2 Gross Profit 9.8 8.7 Gross Margin % 17.5% 16.4% Operating Expenses 8.6 7.5 Operating Income 1.2 1.2 Net Loss Attributable to AdCare Common Stockholders $(0.5) $(4.5) Weighted Average Shares - Basic 15.0 14.5 EPS - Diluted $(0.03) $(0.31) Adjusted EBITDAR* 5.4 5.0 Adjusted EBITDAR Margin % 9.6 9.5 *Adjusted EBITDAR from continuing operations is a non-GAAP term; please refer to definition and a reconciliation of adjusted EBITDA to GAAP measures in AdCare’s latest earning release.

The Finest in Senior Living Management NYSE MKT: ADK YTD 2013 Statement of Operations Summary 7 Consolidated Income Statement ($ in Millions except Percentages, Shares & EPS) Nine Months Ended 9/30/2013 Nine Months Ended 9/30/2012 Revenues $168.5 $142.2 Gross Profit 27.3 26.5 Gross Margin % 16.2% 18.7% Operating Expenses 27.3 22.2 Operating Income 0.03 4.3 Net Loss Attributable to AdCare Common Stockholders $(10.4) $(7.0) Weighted Average Shares - Basic 14.8 13.8 EPS - Diluted $(0.70) $(0.50) Adjusted EBITDAR* $14.0 $14.9 Adjusted EBITDAR Margin % 8.3% 10.5% *Adjusted EBITDAR from continuing operations is a non-GAAP term; please refer to definition and a reconciliation of adjusted EBITDA to GAAP measures in AdCare’s latest earning release.

The Finest in Senior Living Management NYSE MKT: ADK Balance Sheet Summary 8 ($ in Millions) 9/30/2013 12/31/2012 Cash & Cash Equivalents $12.7 $15.9 Accounts Receivable, net 24.3 26.0 Total Current Assets 42.4 50.4 Property & Equipment, Net 149.7 151.1 Total Assets $223.0 $234.4 Total Current Liabilities $75.5 $56.3 Senior Debt (Long-term) 101.3 112.2 Total Equity $7.7 $15.1 Quarterly cash dividend: $0.68 per share on 10.875% Series A Cumulative Redeemable Preferred Stock. Paid on September 30, 2013 to holders of record at the close of business on September 20, 2013. Subsequent to end of quarter, closed a public offering of 500,000 shares of 10.875% Series A Cumulative Redeemable Preferred Stock. Net proceeds of $11.2M to be used for general corporate purposes.

The Finest in Senior Living Management NYSE MKT: ADK 297 399 0 50 100 150 200 250 300 350 400 450 At Acquisition At September 30 A ve ra ge D ai ly Ce n su s Average Daily Medicare Census Optimization Business Update 9 47 facilities 26 owned 9 leased 11 are managed for third parties One consolidated variable interest entity 43 skilled nursing centers 3 assisted living residences 1 independent living senior housing facility Total of 4,781 beds and units in service Facilities located in Alabama Arkansas Georgia Missouri North Carolina Ohio Oklahoma South Carolina Selective new M&A activity going forward $405 $449 0 50 100 150 200 250 300 350 400 450 500 At Acquisition At September Medi care P P D ($ p e r d ay ) Average Medicare Rate Optimization PPD = Per Patient Day

The Finest in Senior Living Management NYSE MKT: ADK Corporate Governance Matters Annual Shareholder Meeting: Moved to Atlanta Thursday, December 12th, 2013 New Director: Michael Fox Significant shareholder Controls 750,000 ADK shares Smaller, Reconstituted Board Have accepted the resignation of three legacy directors effective January 1st Decreases the board to seven directors Reconstituted compensation structure Directors, several executives agree to take portion of compensation in options Will reduce 2014 cash compensation outlays Better aligns leadership with shareholders 10

The Finest in Senior Living Management NYSE MKT: ADK Q & A Company Contacts Boyd Gentry, CEO Ron Fleming, CFO AdCare Health Systems, Inc., Atlanta, Georgia Tel 678.869.5116 • www.adcarehealth.com Investor Relations Brett Maas, Managing Partner Hayden IR • www.haydenir.com • Tel 646.536.7331 Thank You 11